ANNUAL REPORT

MARCH 31, 2000

TEMPLETON RUSSIA FUND, INC.

[FRANKLIN TEMPLETON BUTTERBALL LOGO]
PAGE



Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund share prices. We appreciate your past support and look forward to serving your investment needs in the years to come.




[Photo of Mark Mobius Appears Here]


MARK MOBIUS
President
Templeton Russia Fund, Inc.


Mark Mobius has been living in emerging market countries since earning his Ph.D. in Economics and Political Science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.


PAGE

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON RUSSIA FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF "RUSSIA COMPANIES," AS DEFINED IN THE FUND'S PROSPECTUS.
--------------------------------------------------------------------------------

Dear Shareholder:

It is a pleasure to bring you this annual report of the Templeton Russia Fund for the fiscal year ended March 31, 2000. During the reporting period, Russia continued to struggle with an inefficient economy, military conflicts, speculation about financial aid from the International Monetary Fund (IMF) and political uncertainty.


The political scene remained volatile throughout most of the 12-month period. During the spring of 1999, the Russian State Duma initiated impeachment proceedings against then-President Boris Yeltsin. Although the proceedings were unsuccessful, the president fired Prime Minister Primakov and replaced him with Sergei Stephashin. By August, Stephashin was fired in favor of Vladimir Putin, a former head of intelligence. In a


All portfolio holdings mentioned in the report are listed by their complete legal titles in the Fund's Statement of Investments (SOI), which is a complete listing of portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 8.



CONTENTS

Shareholder Letter            1

Performance Summary           5

Important Notice to
Shareholders                  6

Financial Highlights &
Statement of Investments      7

Financial Statements         10

Notes to Financial
Statements                   13

Independent Auditors'
Report                       16

Tax Designation              17


FUND CATEGORY


[PYRAMID GRAPHIC]
Global
Growth
Growth & Income
Income
Tax-Free Income


PAGE
TOP 10 RUSSIAN HOLDINGS*
3/31/00

  COMPANY                                 % OF TOTAL
  INDUSTRY                                 NET ASSETS
  --------                                 ----------
Rostelecom ADR,
Telecommunications                            18.2%

Unified Energy Systems,
Electrical & Gas Utilities                    17.8%

Mosenergo,
Electrical & Gas Utilities                    10.4%

Lukoil Holdings, ADR,
Energy Sources                                 8.0%

GUM Trade House,
Merchandising                                  7.8%

Gaz Auto Works,
Automobiles                                    4.9%

Hartwall OYJ, A,
Beverages & Tobacco                            3.7%

Telekomunikacja Polska Sa,
Telecommunications                             3.7%

Aeroflot-Russia
International Airlines,
Transportation                                 3.2%

Vimpel Communications,
ADR, Telecommunications                        3.1%

*Does not include fixed-income securities or short-term investments and other net assets.

surprising turn of events, Yeltsin announced his resignation on December 31, and appointed Prime Minister Vladimir Putin as acting president. On March 26, 2000, Putin won the presidential election by capturing over 50% of the votes. During the reporting period, the Duma worked to enact corporate, stock market and tax collection reforms. Despite investor concerns about military conflicts in Chechnya, Boris Yeltsin's erratic behavior, and the need for aid from international organizations, Russia's equity market performed well. This was due, in part, to the belief by many investors that the commodity-rich nation could benefit from rising oil and gold prices, and expectations that Putin would push through much-needed economic reforms.

Within this environment, Templeton Russia Fund posted a one-year cumulative total return of 68.96% in market-price terms and 118.68% based on the change in net asset value, as shown in the Performance Summary on page 5. The International Finance Corporation Investable Russia Index, by comparison, posted a 171.5% return during the same time.(1)

During the twelve months under review, we reinvested cash that had been sidelined due to earlier concerns about the Y2K computer bug. On March 31, 2000, the Fund's cash position was 8.0% of total net assets, down from 25.1% in the fall of 1999. Changes in the price of various stocks resulted in the replacement of Purneftegaz (energy sources), Alfa Cement Holding, Russian Federation bonds, and Turkish soft drink bottler Efes Sinai Yatrim Holdings in the Fund's top 10 holdings



1. Source: International Finance Corporation. The International Finance Corporation Investable Russia Index is a market capitalization-weighted index designed to measure the performance of Russian stocks. It tracks approximately 13 securities. Performance represents total return in U.S. dollars and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2
PAGE

list. Taking the place of these companies were Gaz Auto Works, Finnish beverage manufacturer Hartwall, and Polish telecommunication company Telekomunikacja Polska. Orbis, a Polish hotel and travel company, was also added to the portfolio. To take advantage of value stocks in the region, we added Russia-related holdings from Hungary, Poland and Finland to the Fund. We sold our Russia-related holdings in Turkey, thereby ending the Fund's exposure to that nation so we could have additional assets available to invest in Russia directly.

Looking forward, we are optimistic about the possibility of positive changes in the Russian economy for the remainder of 2000. In our assessment, the victory of President Putin could allow the government to focus its efforts on shaping the economy, rather than being sidetracked by the election. We favor this outcome due to Putin's commitment to reforms, privatization and attracting foreign investment. Despite short-term volatility, we continue to believe in Russia's economic recovery, and intend to continue investing with this long-term view in mind.

Of course, investing in any emerging market, including Russia, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of

INDUSTRY DISTRIBUTION
Based on Total Net Assets
3/31/00

Electrical & Gas Utilities                        28.1%
Telecommunication                                 25.0%
Energy Sources                                     8.0%
Merchandising                                      7.8%
Beverages & Tobacco                                5.3%
Automobiles                                        4.9%
Transportation                                     3.8%
Insurance                                          2.4%
Leisure & Tourism                                  2.3%
Other Industries                                   2.3%
Short-Term Investments &
  Other Net Assets                                10.1%

                                                                               3
PAGE

war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from Russia's underdeveloped system of share transfer, registration and custody, and the pervasiveness of corruption and crime in the Russian economic system.

We thank you for investing in Templeton Russia Fund. We welcome your comments and look forward to serving you.

Sincerely,

/s/MARK MOBIUS

Mark Mobius
President
Templeton Russia Fund, Inc.

-------------------------------------------------------------------------------
This discussion reflects our views, opinions, and portfolio holdings as of March 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------


4
PAGE

ONE-YEAR PERFORMANCE SUMMARY
AS OF 3/31/00


DISTRIBUTIONS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. PAST DISTRIBUTIONS ARE NOT INDICATIVE OF FUTURE TRENDS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES.


PRICE AND DISTRIBUTION INFORMATION (4/1/99-3/31/00)

One-Year Total Return     118.68% (Based on change in Net Asset Value)
                          68.96%  (Based on change in Market Price)
Net Asset Value (NAV)     $20.48 (3/31/00)  $9.60 (3/31/99)
Change in NAV             +$10.88
Market Price (NYSE)       $18.7500 (3/31/00)$11.3750 (3/31/99)
Change in Market Price    +$7.375
Distributions (4/1/99-3/31/00)
Dividend Income  $0.3769


ADDITIONAL PERFORMANCE

                                                              INCEPTION(3)
                                     1-YEAR    3-YEAR          (6/15/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
   Based on change in
   net asset value                  118.68%     -10.40%           92.49%
   Based on change in
   market price                      68.96%     -24.90%           73.66%
Average Annual Total Return(2)
   Based on change in
   net asset value                  118.68%     -3.59%            14.64%
   Based on change in
   market price                      68.96%     -9.10%            12.90%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. From October 1, 1995, through June 30, 1996, the Fund's Investment Manager agreed to reduce its fee by one-half. If the Investment Manager had not taken this action, the Fund's total return since inception would have been lower.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Russian securities involve significant additional risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. Also, as a non-diversified investment company investing in Russia, the Fund may invest in a relatively small number of issuers, and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, please call Franklin Templeton at 1-800/342-5236. Past performance does not guarantee future results.
                                                                               5
PAGE

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
ADOPTION OF DEFINITIONS OF "EMERGING MARKET" AND "EMERGING MARKET COMPANY." The Fund uses the following definitions of "emerging market" and "emerging market company" to reflect the dynamic nature of what constitutes an "emerging market" or an "emerging market company." The following definitions generally will be used in managing the Fund's portfolio:

"Emerging market" countries are (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing; or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International(R) World Index.

"Emerging market companies" are (i) companies whose principal securities trading markets are in emerging market countries; or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging countries; or (iii) companies that have a significant portion of their assets in emerging countries; or (iv) companies that are linked to currencies of emerging countries; or (v) companies that are organized under the laws of, or with principal offices in, emerging countries.

These definitions as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds. The Board of Directors may change these definitions without shareholder approval.

INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission (SEC) has granted the Franklin Templeton Funds an order that allows the funds, including Templeton Russia Fund, Inc., to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that the funds will not pay sales loads or distribution fees and that there will be no layering of investment advisory fees, with regard to their investments in the Franklin Templeton money market funds. Subject to these and other conditions of the SEC order, the Fund may invest cash balances in Franklin Templeton money market funds. The Board of Directors of the Fund has approved a change in the Fund's policy limiting investments in affiliated funds in order to allow the Fund to do so.

CHANGE IN NON-FUNDAMENTAL INVESTMENT POLICY. On November 30, 1999, the Fund's Board of Directors approved a change in non-fundamental investment policy to permit investment of up to 20% of the Fund's assets in a single issuer. The Fund formerly had a non-fundamental operating policy that permitted the Fund's investment manager to invest up to 10% of the Fund's assets in a single issuer.

Management believes that this change is in the best interests of the Fund and its shareholders because it gives the Fund greater investment flexibility to pursue its investment objective of capital appreciation in light of current market conditions in Russia.

Enabling the Fund to invest a greater portion of its assets in a single issuer, and thus potentially fewer issuers, involves potential risks, including the risk that changes in the value of a single issuer's securities may have a greater effect on the Fund's performance and share price. Additionally, the risks of investing in a single emerging market country, such as Russia, could be increased as a result of investments in fewer issuers there.
--------------------------------------------------------------------------------

6
PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Highlights

                                                                                 YEAR ENDED MARCH 31,
                                                               --------------------------------------------------------
                                                                2000++       1999        1998        1997       1996+
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................       $9.60      $28.02      $30.88      $11.30      $14.10
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income (loss)..............................         .15         .27        (.32)       (.15)        .15
 Net realized and unrealized gains (losses)................       11.11      (15.98)       1.41       20.49       (2.78)
                                                               --------------------------------------------------------
Total from investment operations...........................       11.26      (15.71)       1.09       20.34       (2.63)
                                                               --------------------------------------------------------
Underwriting expenses deducted from capital................          --          --          --          --        (.10)
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.38)       (.02)         --        (.09)       (.07)
 Net realized gains........................................          --       (2.69)      (3.95)       (.67)         --
                                                               --------------------------------------------------------
Total distributions........................................        (.38)      (2.71)      (3.95)       (.76)       (.07)
                                                               --------------------------------------------------------
Net asset value, end of year...............................      $20.48       $9.60      $28.02      $30.88      $11.30
                                                               ========================================================
Total Return*
 Based on market value per share...........................      68.96%    (63.68)%      22.26%     147.08%     (8.73)%
 Based on net asset value per share........................     118.68%    (61.04)%       1.60%     181.92%    (19.47)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $110,974     $51,940    $150,102    $164,157     $59,942
Ratios to average net assets:
 Expenses..................................................       2.16%       2.14%       1.99%       2.36%       2.00%**
 Net investment income (loss)..............................       1.16%       2.17%      (.93)%      (.72)%       1.54%**
Portfolio turnover rate....................................      60.18%      13.32%      10.92%      18.86%        .50%

*Total return is not annualized.
**Annualized.
+For the period June 15, 1995 (commencement of operations) to March 31, 1996. ++Based on average weighted shares outstanding.

                       See Notes to Financial Statements.
                                                                               7
PAGE

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000

                                                                    COUNTRY            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 87.6%
AUTOMOBILES 4.9%
*GAZ Auto Works.............................................         Russia              134,750         $  5,457,375
                                                                                                         ------------
BEVERAGES & TOBACCO 5.3%
Hartwall OYJ, A.............................................        Finland              247,260            4,116,894
*Sun Interbrew Ltd., GDR, A, rts............................         Russia                5,000               21,250
*Sun Interbrew Ltd., GDR, B, Reg S..........................         Russia              243,477            1,654,180
*Sun Interbrew Ltd., Sponsored GDR, B, Reg S................         Russia                5,000               35,500
                                                                                                         ------------
                                                                                                            5,827,824
                                                                                                         ------------
BUILDING MATERIALS & COMPONENTS .3%
*Alfa Cement Holding........................................         Russia              149,295              298,590
                                                                                                         ------------
ENERGY SOURCES 8.0%
Lukoil Holdings, ADR........................................         Russia              150,800            8,897,200
                                                                                                         ------------
FOOD & HOUSEHOLD PRODUCTS .7%
*Red October................................................         Russia              174,000              817,800
                                                                                                         ------------
HEALTH & PERSONAL CARE .8%
Gedeon Richter Ltd. ........................................        Hungary               13,250              871,194
                                                                                                         ------------
INSURANCE 2.4%
Warta SA....................................................         Poland               59,500            2,651,169
                                                                                                         ------------
LEISURE & TOURISM 2.3%
*Orbis SA...................................................         Poland              273,300            2,567,875
                                                                                                         ------------
MERCHANDISING 7.8%
*GUM Trade House............................................         Russia            2,251,120            6,753,360
GUM Trade House, ADR........................................         Russia              324,000            1,920,866
                                                                                                         ------------
                                                                                                            8,674,226
                                                                                                         ------------
MULTI-INDUSTRY .5%
Egis RT.....................................................        Hungary               10,722              532,208
                                                                                                         ------------
TELECOMMUNICATIONS 23.1%
*Rostelecom, ADR............................................         Russia              763,010           18,121,487
Telekomunikacja Polska SA...................................         Poland              447,000            4,091,682
*Vimpel Communications, ADR.................................         Russia               80,524            3,407,172
                                                                                                         ------------
                                                                                                           25,620,341
                                                                                                         ------------
TRANSPORTATION 3.4%
Aeroflot - Russia International Airlines....................         Russia           19,157,030            3,597,690
Novorosissk Sea Shipping....................................         Russia            1,015,000              111,650
*Tyumen Aviatrans...........................................         Russia              530,000               11,395
                                                                                                         ------------
                                                                                                            3,720,735
                                                                                                         ------------

 8
PAGE


TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)

                                                                    COUNTRY            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS 28.1%
Mosenergo, ADR..............................................         Russia              595,110         $  4,016,992
*Mosenergo, GDR.............................................         Russia            1,170,700            7,483,222
Unified Energy Systems......................................         Russia          101,675,829           19,725,111
                                                                                                         ------------
                                                                                                           31,225,325
                                                                                                         ------------
TOTAL COMMON STOCKS (COST $47,511,958)......................                                               97,161,862
                                                                                                         ------------
PREFERRED STOCKS 2.3%
Novorosissk Sea Shipping, pfd...............................         Russia           11,551,000              490,918
*Rostelekom, pfd............................................         Russia            1,527,400            2,061,990
                                                                                                         ------------
TOTAL PREFERRED STOCKS (COST $2,730,300)....................                                                2,552,908
                                                                                                         ------------
                                                                                     PRINCIPAL
                                                                                      AMOUNT**
                                                                                    ------------
SHORT TERM INVESTMENTS (COST $8,906,993) 8.0%
U.S. Treasury Bills, 5.193% to 5.735%, with maturities to
  6/22/00...................................................     United States      $  8,987,000            8,908,885
                                                                                                         ------------
TOTAL INVESTMENTS (COST $59,149,251) 97.9%..................                                              108,623,655
OTHER ASSETS, LESS LIABILITIES 2.1%.........................                                                2,350,669
                                                                                                         ------------
TOTAL NET ASSETS 100.0%.....................................                                             $110,974,324
                                                                                                         ============

*Non-income producing.
**Securities denominated in U.S. dollars.

                       See Notes to Financial Statements.
                                                                               9
PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000

Assets:
 Investments in securities, at value (cost $59,149,251).....    $108,623,655
 Receivables:
  Investment securities sold................................       6,310,055
  Dividends and interest....................................         137,044
                                                                ------------
      Total assets..........................................     115,070,754
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       3,003,677
  To affiliates.............................................         128,236
 Funds advanced by custodian................................         793,985
 Accrued expenses...........................................         170,532
                                                                ------------
      Total liabilities.....................................       4,096,430
                                                                ------------
Net assets, at value........................................    $110,974,324
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $     30,385
 Net unrealized appreciation................................      49,474,781
 Accumulated net realized loss..............................     (15,076,509)
 Capital shares.............................................      76,545,667
                                                                ------------
Net assets, at value........................................    $110,974,324
                                                                ============
Net asset value per share ($110,974,324 / 5,418,175 shares
  outstanding)..............................................          $20.48
                                                                ============

                       See Notes to Financial Statements.
 10
PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000

Investment Income:
 (net of foreign taxes of $25,635)
 Dividends..................................................    $    172,596
 Interest...................................................       2,115,396
                                                                ------------
      Total investment income...............................                    $  2,287,992
Expenses:
 Management fees (Note 4)...................................         861,635
 Administrative fees (Note 4)...............................         172,324
 Transfer agent fees........................................          40,612
 Custodian fees.............................................         210,405
 Reports to shareholders....................................          29,806
 Registration and filing fees...............................          16,438
 Professional fees..........................................          96,349
 Directors' fees and expenses...............................          29,256
 Other......................................................          32,174
                                                                ------------
      Total expenses........................................                       1,488,999
                                                                                ------------
            Net investment income...........................                         798,993
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (13,357,826)
  Foreign currency transactions.............................         (83,436)
                                                                ------------
      Net realized loss.....................................                     (13,441,262)
 Net unrealized appreciation on:
  Investments...............................................      73,574,540
  Translation of assets and liabilities denominated in
    foreign currencies......................................             377
                                                                ------------
      Net unrealized appreciation...........................                      73,574,917
                                                                                ------------
Net realized and unrealized gain............................                      60,133,655
                                                                                ------------
Net increase in net assets resulting from operations........                    $ 60,932,648
                                                                                ============

                       See Notes to Financial Statements.
                                                                              11
PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2000 AND 1999

                                                                    2000               1999
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $    798,993       $  1,485,450
  Net realized loss from investments and foreign currency
   transactions.............................................     (13,441,262)        (1,714,350)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................      73,574,917        (84,409,694)
                                                                -------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      60,932,648        (84,638,594)

 Distributions to shareholders from:
  Net investment income.....................................      (2,039,517)          (135,193)
  Net realized gains........................................              --        (14,410,968)

 Capital share transactions (Note 3):.......................         140,893          1,023,425
                                                                -------------------------------
  Net increase (decrease) in net assets.....................      59,034,024        (98,161,330)

Net assets:
 Beginning of year..........................................      51,940,300        150,101,630
                                                                -------------------------------
 End of year................................................    $110,974,324       $ 51,940,300
                                                                ===============================

Undistributed net investment income included in net assets:
 End of year................................................    $     30,385       $  1,354,345
                                                                ===============================

                       See Notes to Financial Statements.
 12
PAGE

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests in equity securities of "Russia Companies," as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date

                                                                              13
PAGE

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. ACCOUNTING ESTIMATES (CONT.)
of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.

3. CAPITAL STOCK

At March 31, 2000, there were 100,000,000 shares authorized ($.01 par value). During the years ended March 31, 2000 and 1999, shares were issued from reinvested distributions amounting to 9,356 shares ($140,893) and 51,582 shares ($1,023,425), respectively.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrator, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services.

5. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At March 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $59,186,470 was as follows:

Unrealized appreciation.....................................  $55,370,391
Unrealized depreciation.....................................   (5,933,206)
                                                              -----------
Net unrealized appreciation.................................  $49,437,185
                                                              ===========

 14
PAGE

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (continued)

5. INCOME TAXES (CONT.)
At March 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2007........................................................  $    94,136
2008........................................................   14,945,154
                                                              -----------
                                                              $15,039,290
                                                              ===========

At March 31, 2000, the Fund has deferred currency losses occurring subsequent to October 31, 1999 of $76,978. For tax purposes, such losses will be reflected in the year ending March 31, 2001.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2000 aggregated $36,031,790 and $41,950,809, respectively.

                                                                              15
PAGE

TEMPLETON RUSSIA FUND, INC.
INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Shareholders of Templeton Russia Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Russia Fund, Inc. at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended March 31, 1999, including the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
April 28, 2000

 16
PAGE

TEMPLETON RUSSIA FUND, INC.
Tax Designation

At March 31, 2000, more than 50% of the Templeton Russia Fund Inc.'s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders in May 2000.

                                                                FOREIGN TAXES      FOREIGN SOURCE
                          COUNTRY                               PAID PER SHARE    INCOME PER SHARE
--------------------------------------------------------------------------------------------------
Finland.....................................................       $ 0.0011           $ 0.0026
Hungary.....................................................         0.0003             0.0006
Poland......................................................         0.0001             0.0001
Russia......................................................         0.0029             0.1166
Singapore...................................................         0.0000             0.0023
                                                                ----------------------------------
TOTAL.......................................................       $ 0.0044           $ 0.1222
                                                                ==================================

In January 2001, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                                              17
PAGE

TEMPLETON RUSSIA FUND, INC.
Annual Meeting of Shareholders, September 23, 1999

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 23, 1999. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending March 31, 2000; and in their discretion, to authorize the proxyholders to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and Constantine Dean Tseretopoulos.* Shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 2000. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                                                % OF                           % OF
                                                                             OUTSTANDING                    OUTSTANDING
TERM EXPIRING 2002:                                              FOR           SHARES         WITHHELD        SHARES
-----------------------------------------------------------------------------------------------------------------------
Harris J. Ashton............................................  3,124,576        57.69%          27,866          .51%
Nicholas F. Brady...........................................  3,124,659        57.70%          27,783          .51%
S. Joseph Fortunato.........................................  3,124,305        57.69%          28,137          .52%
Constantine Dean Tseretopoulos..............................  3,111,554        57.45%          40,888          .75%

2. The ratification of the selection of PricewaterhouseCoopers LLP, as independent auditors of the Fund for the fiscal year ending March 31, 2000:

              % OF                    % OF                    % OF                      % OF
           OUTSTANDING             OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR       SHARES      AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
------------------------------------------------------------------------------------------------
3,131,420    57.82%       8,457       .16%       12,565       .23%          --           --

3. The transaction of any other business that may properly come before the meeting:

                                                                                % OF           % OF
                                                               NO. OF        OUTSTANDING      SHARES
                                                               SHARES          SHARES          VOTED
                                                              ---------------------------------------
For.........................................................  2,991,300        55.23%          94.89%
Against.....................................................    128,720         2.38%           4.08%
Abstain.....................................................     32,422         0.60%           1.03%
Broker Non-Votes............................................         --            --              --
                                                              ---------        ------         -------
TOTAL.......................................................  3,152,442        58.21%         100.00%

*Harmon E. Burns, Frank J. Crothers, Martin L. Flanagan, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 18
PAGE

TEMPLETON RUSSIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company ("the Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Russia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              19
PAGE

TEMPLETON RUSSIA FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Russia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value may be obtained when available on a two business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS") on a one business day delay basis.

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Russia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

 20



PAGE

[FRANKLIN TEMPLETON LOGO]

FRANKLIN TEMPLETON

Templeton Russia Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030

ANNUAL REPORT

TEMPLETON RUSSIA FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, California 94105

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTRF A00 05/00                                     Printed on recycled paper